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                                                                 Exhibit 10.55

                                 CONFORMED COPY

                                                                       TELEWEST
                                                                 COMMUNICATIONS

Stephen Davidson
Chief Executive Officer

30 September 1996

                           Telewest Communications
                           Genesis Business Park, Albert Drive, Woking,
                           Surrey GU2I 5RW

Bruce Langham              Tel: (01483) 750900 Fax: (01483) 750901
Telewest Communications



Dear Bruce,

CHANGE OF RESPONSIBILITIES
______________________________________________________________________________

I am delighted that you have accepted the position of Senior Vice President Digital Services commencing on 16th September 1996. In this position you will report to me.

Your terms and conditions of employment with Telewest Communications Group Limited remain unchanged. However, should you decide over the next twelve months to resign your position, you will be entitled to a termination package equivalent to that available for redundancy. This termination package would include:

        *   12 months' salary in lieu of notice
        * 12 months' short term incentive plan bonus payable at the target rate, ie 25%
        * full entitlement to shares under the Restricted Share Scheme up to 31 December 1997, or if this is not approved by the Trustees a cash equivalent will be paid to you
        * entitlement to exercise executive share options within 12 months' of leaving Telewest's employment, 42 months after the date of grant or 42 months after the last date prior to cessation of employment on which you exercised an option, whichever shall be the latest
        * recompense for Company pension contributions, medical insurance, car and fuel equivalent to one year's benefit

Please sign and return one copy of this letter to me to indicate your acceptance.

Yours sincerely,

/s/ SJ Davidson

________________________________________________________________________________


I accept the terms and conditions outlined in this letter.

Signed:  /s/ Bruce Langham            Date:               September 30, 1996
                (Bruce Langham)